SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): September 11, 2009
                                                           ------------------


                            BellaVista Capital, Inc.
                            ------------------------
             (Exact name of registrant as specified in its charter)


         Maryland                     0-30507                   94-3324992
         --------                     -------                   ----------
(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)


                 15700 Winchester Blvd, Los Gatos, CA      95030
                 ------------------------------------      -----
               (Address of principal executive offices)  (Zip Code)


       Registrant's telephone number, including area code: (408) 354-8424
                                                           --------------

                                       N/A
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 7.01   Regulation FD Disclosure.

The registrant mailed a notice of special meeting dated September 10, 2009 to its shareholders. A copy of the notice is attached to this report as Exhibit 20.1.


Item 9.01.   Financial Statements and Exhibits

(d) Exhibits

Exhibit 20.1      Notice of Special Meeting of Shareholders dated
                  September 10, 2009


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   September 10, 2009                BellaVista Capital, Inc.


                                           By: /s/ WILLIAM OFFENBERG
                                           ----------------------------
                                           Name: William Offenberg
                                           Title: Chief Executive Officer